UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SEI INSTITUTIONAL INVESTMENTS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SEI INSTITUTIONAL INVESTMENTS TRUST

One Freedom Valley Drive
Oaks, PA 19456

February 13, 2015

Dear Shareholder:

Enclosed are a Notice, Proxy Statement and proxy card for a special meeting of shareholders (the "Meeting") of the Long Duration Fund (the "Fund"), a series of SEI Institutional Investments Trust ("SIIT" or the "Trust"). The Meeting is scheduled for April 9, 2015. If you are a shareholder of record of the Fund as of the close of business on February 9, 2015, you are entitled to vote at the Meeting, and any adjournment(s) of the Meeting.

At the Meeting you will be asked, with respect to the Fund, to approve two proposals: (1) a change in the Fund's investment goal; and (2) re-classification of the Fund's investment goal from "fundamental" to "non-fundamental" (the "Proposals").

The Board of Trustees of the Trust (the "Board"), including the independent trustees, has approved both the change in the Fund's investment goal and the re-classification of the Fund's investment goal from "fundamental" to "non-fundamental," based on a finding that the changes are in the best interests of the Fund and its shareholders. The Board recommends that you vote FOR the Proposals.

Although you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS THE PROPOSALS YOU ARE BEING ASKED TO VOTE ON. PLEASE REFER TO THE PROXY CARD ATTACHED TO THE ACCOMPANYING PROXY STATEMENT FOR DETAILS ON HOW TO VOTE BY TELEPHONE OR ON THE INTERNET. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE ACCOMPANYING PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Thank you for your attention and consideration of these important proposals and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

Robert A. Nesher
President and Chief Executive Officer

IMPORTANT NEWS FOR SHAREHOLDERS OF THE FUND

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the matter affecting you as a shareholder of the Long Duration Fund (the "Fund"), a series of SEI Institutional Investments Trust ("SIIT" or the "Trust").

Shareholders of the Fund are being asked to consider the following two proposals:

Proposal 1:  To approve a change in the Fund's investment goal from "Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years" to "Return characteristics similar to those of high quality bonds."

Proposal 2:  To approve reclassification of the Fund's investment goal from "fundamental" to "non-fundamental."

Q & A: QUESTIONS AND ANSWERS

Q.  Why did you send me this booklet?

A.  You are receiving these proxy materials — a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card — because you have the right to vote on these important proposals concerning your investment in the Fund.

Q.  Why am I being asked to approve a new investment goal?

A.  At its meeting held on January 28, 2015, the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved and now recommends that shareholders of the Fund approve the changes to the Fund's investment goal described in the Proxy Statement. If approved, the Fund's investment goal will change from seeking "Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years" to seeking "Return characteristics similar to those of high quality bonds." SEI Investments Management Corporation, the Fund's investment adviser ("SIMC" or the "Adviser"), and the Board believe that this change would allow the Fund greater flexibility in its investments by removing the duration and "corporate" restrictions imposed by the Fund's current investment goal.

Q.  How will changing the Fund's investment goal affect my investment in the Fund?

A.  SIMC does not believe that the change in the Fund's investment goal will significantly change the nature of the Fund's portfolio or the types of investments that the Fund will make. The Fund's principal investment strategies will not be changing as a result of the change to the Fund's investment goal, if approved. Rather, the proposed change to the Fund's current investment goal would remove the duration limitation that currently restricts the Fund. This broadening of the Fund's investment universe is expected to provide the Fund with increased investment opportunities, greater diversification opportunities for the Fund's portfolio, the potential for lower risk and lower volatility, the potential for increased investment returns, and the ability to more closely align with its benchmark index (which has a more dynamic duration range than the Fund's current investment goal permits). SIMC believes that the Fund's new investment goal, if approved, would be more consistent with similar registered funds, including other series of the Trust.

Q.  Why am I being asked to approve the reclassification of the investment goal from "fundamental" to "non-fundamental"?

A.  At its meeting held on January 28, 2015, the Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the reclassification of the Fund's investment goal from "fundamental" to "non-fundamental". This reclassification would permit the Board to amend the Fund's investment goal in the future without shareholder approval when the Board believes that the change is in the best interests of shareholders, without the cost and delay of calling a meeting of the shareholders.

Q.  What happens if a proposal is not approved?

A.  If the shareholders of the Fund do not approve the proposals, the Fund's current investment goal would remain in place and the investment goal would continue to be classified as "fundamental." SIMC believes that this is not in the best interests of shareholders because the Fund's current investment goal unnecessarily imposes a duration restriction on the Fund's portfolio that cannot be changed without undertaking the lengthy and costly process of holding a shareholder meeting. Further, this limitation is not imposed as a fundamental limitation on many similar registered funds, which could limit the Fund's ability to attract and retain assets compared to similar registered funds. If only one proposal is approved by the shareholders of the Fund, the Fund will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposal. If Proposal 1 is approved but Proposal 2 is not approved, then the Fund's investment goal would change, but any future changes would still require shareholder approval. If Proposal 2 is approved but Proposal 1 is not approved, then the Fund's current investment goal would remain, but would be classified as "non-fundamental," meaning that it could later be changed by the Board without shareholder approval.

Q.  How does the Board recommend that I vote?

A.  The Board, including the Independent Trustees, has approved the change in the Fund's investment goal and re-classification of the Fund's investment goal from "fundamental" to "non-fundamental" and unanimously recommends that shareholders of the Fund vote in favor of the proposals.

Q.  How do I place my vote and whom do I call for more information?

A.  You may vote your shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

(3) Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting: You may attend the shareholder meeting on April 9, 2015 and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Fund. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote. Should you require additional information regarding the proxy or replacement proxy cards, please call 1-800-DIAL-SEI.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

SEI INSTITUTIONAL INVESTMENTS TRUST

Long Duration Fund

One Freedom Valley Drive
Oaks, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
APRIL 9, 2015

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the Long Duration Fund (the "Fund"), a series of SEI Institutional Investments Trust ("SIIT" or the "Trust"), will be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 3:00 p.m., Eastern Time, on April 9, 2015 for the following purposes:

a.  To consider the following proposals (each a "Proposal" and collectively, the "Proposals"):

Proposal 1:  To approve a change in the Fund's investment goal from "Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years" to "Return characteristics similar to those of high quality bonds."

Proposal 2:  To approve reclassification of the Fund's investment goal from "fundamental" to "non-fundamental."

b.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposals are discussed in the attached Proxy Statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposals.

Shareholders of record at the close of business on February 9, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the proxy card attached to the enclosed Proxy Statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees

Timothy D. Barto
Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, by a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

SEI INSTITUTIONAL INVESTMENTS TRUST

Long Duration Fund

One Freedom Valley Drive
Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 9, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Investments Trust ("SIIT" or the "Trust"), on behalf of the Long Duration Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund to be held at the offices of the Trust, One Freedom Valley Drive, Oaks, PA 19456, on April 9, 2015 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Fund at the close of business on February 9, 2015 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about February 24, 2015.

The Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Meeting:

Proposal 1:  To approve a change in the Fund's investment goal from "Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years" to "Return characteristics similar to those of high quality bonds."

Proposal 2:  To approve reclassification of the Fund's investment goal from "fundamental" to "non-fundamental."

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of SIIT. The term "Trustee" includes each trustee of the Board. A Trustee who is an interested person of SIIT, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this Proxy Statement as an "Interested Trustee." Trustees who are not interested persons of SIIT are referred to in this Proxy Statement as "Independent Trustees."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available on the website set forth on the enclosed Proxy Card.

THE PROPOSALS

Summary of the Proposals

Shareholders of the Fund are being asked:

Proposal 1:  To approve a change in the Fund's investment goal from "Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years" to "Return characteristics similar to those of high quality bonds."

Proposal 2:  To approve reclassification of the Fund's investment goal from "fundamental" to "non-fundamental."

The Board, including the Independent Trustees, has approved both the change in the Fund's investment goal and the re-classification of the Fund's investment goal from "fundamental" to "non-fundamental" and unanimously recommends that shareholders of the Fund vote in favor of the proposals.

Proposal 1: Change of the Fund's Investment Goal

The Board has approved a change to the Fund's investment goal in order to permit the Fund to seek "Return characteristics similar to those of high quality bonds." The Fund's current investment goal, which is fundamental, is to seek "Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years." SEI Investments Management Corporation, the Fund's investment adviser ("SIMC" or the "Adviser"), and the Board believe that this change would allow the Fund greater flexibility in its investments by removing the duration restriction imposed by the Fund's current investment goal. In addition, SIMC and the Board believe that removing "corporate" from the current investment goal would provide further flexibility to the Fund.

SIMC does not believe that the changes in the Fund's investment goal will significantly change the nature of the Fund's portfolio or the types of investments that the Fund will make. The Fund's principal investment strategies will not be changing as a result of the change to the Fund's investment goal, if approved. Rather, the proposed change to the Fund's current investment goal would remove the duration limitation that currently restricts the Fund's investments. This broadening of the Fund's investment universe is expected to provide the Fund with increased investment opportunities, greater diversification opportunities for the Fund's portfolio, the potential for lower risk and lower volatility, the potential for increased investment returns, and the ability to more closely align with its benchmark index (which has a more dynamic duration range than the Fund's current investment goal permits). SIMC believes that the Fund's new investment goal, if approved, would be more consistent with similar registered funds, including other series of the Trust.

If the shareholders of the Fund do not approve the proposals, the Fund's current investment goal would remain in place and the investment goal would continue to be classified as "fundamental." SIMC believes that this is not in the best interests of shareholders because the Fund's current investment goal unnecessarily imposes a duration restriction on the Fund's investments that cannot be changed without undertaking the lengthy and costly process of holding a shareholder meeting. Further, this limitation is not imposed as a fundamental limitation on many similar registered funds, which could limit the Fund's ability to attract and retain assets compared to similar registered funds. There can be no assurance that the Fund will achieve its investment goal.

The Board recommends that you vote "FOR" the change of the Fund's investment goal.

Proposal 2: Reclassification of the Fund's Investment Goal
from "Fundamental" to "Non-Fundamental"

Under applicable law, a mutual fund's investment goal is not required to be fundamental. The Fund's current investment goal is fundamental, which means that shareholders need to approve any material change to the investment goal. In order to enhance the Fund's investment flexibility, it is proposed that the Fund's investment goal be reclassified as a "non-fundamental" policy, which means that the Board will be able to change the Fund's investment goal in the future without shareholder approval. As the Board oversees the Adviser's implementation of the investment strategies and the investment performance of the Fund, this change would permit the Board to modify the investment goal if the Board believes that such a change would be in the best interests of shareholders. Reclassifying the investment goal as a non-fundamental policy would also alleviate the time and expense associated with holding a shareholder meeting and soliciting proxies in conjunction with any future material change of the Fund's investment goal. However, the Fund still intends to notify shareholders in advance of any future material change to the Fund's investment goal. If shareholders approve this Proposal 2, the Fund also would disclose in the Fund's prospectus that the investment goal of the Fund is non-fundamental and may be changed by the Board without a vote of the shareholders. The Board currently does not intend to change the Fund's investment goal other than as described in Proposal 1.

If shareholders do not approve Proposal 2, the Fund's investment goal will continue to be fundamental and the Board will be required to seek shareholder approval if, in the future, it decides to materially change either the investment goal or again attempt to reclassify the investment goal from fundamental to non-fundamental.

The Board recommends that you vote "FOR" reclassification of the Fund's investment goal from fundamental to non-fundamental.

Matters Considered by the Board

At a meeting held on January 28, 2015 (the "Board Meeting"), the Board, including the Independent Trustees, considered and unanimously approved both the change in the Fund's investment goal and the re-classification of the Fund's investment goal from "fundamental" to "non-fundamental."

In considering whether to approve the change in the Fund's investment goal and re-classification of the Fund's investment goal from "fundamental" to "non-fundamental," the Board considered and discussed information provided by SIMC about the Fund's current investment portfolio and the impact of the current duration restriction on the Fund's portfolio. The Board also discussed with SIMC the benefits of applying a more dynamic duration range than the Fund's current investment goal permits and its impact on the manner in which the Fund will be managed. The Board considered SIMC's view that the proposed change would provide the Fund with increased flexibility in pursuing its investment strategy and therefore improve the Fund's ability to help investors achieve their investment goals. The Board also discussed with SIMC how the Fund is currently used by certain investors as part of an asset allocation investment program and how the changes to the Fund's investment goal were expected to impact these shareholders. The Board concluded that the change in the Fund's investment goal and the re-classification of the Fund's investment goal from "fundamental" to "non-fundamental" would be in the best interests of the Fund and its shareholders.

If the Proposals are approved by shareholders, it is anticipated that the change in the Fund's investment goal and re-classification of the Fund's investment goal from "fundamental" to "non-fundamental" will take effect promptly after such approval.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSALS

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

SIMC serves as the investment adviser to the Fund. SIMC is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company ("SEI"). The principal executive offices of SIMC and SEI are One Freedom Valley Drive, Oaks, PA 19456.

Principal Underwriter

SEI Investments Distribution Company ("SIDCO") serves as the principal underwriter of the Fund. The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the "Administrator") serves as the administrator and transfer agent for the Fund. The principal executive office of the Administrator is located at One Freedom Valley Drive, Oaks, PA 19456.

VOTING INFORMATION

Required Vote

Approval of a Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Fund, which means, the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

If only one proposal is approved by the shareholders of the Fund, the Fund will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposal. If Proposal 1 is approved but Proposal 2 is not approved, then the Fund's investment goal would change, but any future changes would still require shareholder approval. If Proposal 2 is approved but Proposal 1 is not approved, then the Fund's current investment goal would remain, but would be classified as "non-fundamental," meaning that it could later be changed by the Board without shareholder approval.

If the Proposals are not approved, the Board will take such further action as it deems to be in the best interests of the Fund's shareholders.

Quorum

In order to act upon the Proposals, a quorum is required to be present at the Meeting. The presence of a majority of the shares of the Fund entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for the Fund.

Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and "broker non-votes" will have the same effect as a vote "against" a Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposals. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposals.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a Proposal. They will vote against any such adjournment those proxies required to be voted against a Proposal. The Fund will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to a Proposal, shares will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact SIIT at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Fund. The Fund has retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Fund. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $4,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, SIIT, SIMC, the Administrator and SEI may participate in the solicitation of proxies.

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. SIIT estimates these costs to be approximately $40,000. The payment of such fees will be considered an extraordinary Fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Fund.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless SIIT has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, SIIT will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to SIIT, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

SIIT is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, SIIT is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting should send their written proposals to the Secretary of SIIT at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in SIIT's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of SIIT at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shares Outstanding

The Fund only offers Class A Shares, with each share being entitled to one vote, and each fractional share is entitled to a proportional fractional vote. As of the Record Date, the net assets (rounded to the nearest dollar) and the approximate number of shares issued and outstanding (rounded to the nearest whole share) for the Fund were as follows:

Fund	Net Assets	Shares Outstanding
Long Duration Fund	$3,946,175,547.52	420,685,578.662

Beneficial Ownership of Shares and Security Ownership of Management

Appendix A to this Proxy Statement contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Fund's outstanding shares as of the Record Date.

The Trust has delegated to SIMC the authority to vote proxies on the securities held in the Fund's portfolios. Accordingly, SIMC will have voting authority if any shares of the Fund are held by another SEI Fund. The Trust has been advised by SIMC that any shares of the Fund over which SIMC has voting power will be voted in the same proportion as the vote of all other shareholders of the Fund. As of the Record Date, SIMC was believed to possess voting power with respect to zero (0%) of the outstanding shares of the Fund.

As of the Record Date, the Trustees and executive officers of the Trust, as a group, did not own any outstanding shares of the Fund.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment(s) thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Report to Shareholders

For a free copy of the Fund's most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Fund may call 1-800-DIAL-SEI or write to the Fund at One Freedom Valley Drive, Oaks, PA 19456.

The Trustees, including the Independent Trustees,
recommend that shareholders of the Fund approve the Proposals.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

APPENDIX A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

5% Shareholders. As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund's outstanding shares. The Fund believes that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	253,383,544.574	60.24%	Record
Northern Trust as Trustee FBO Lafarge North America Inc 801 S. Canal Street Chicago, IL 60675-0001	29,226,368.671	6.95%	Record
Wells Fargo Bank N.A. FBO Mitsubishi Motors N.A. P.O. Box 1533 Minneapolis, MN 55480-1533	21,835,748.820	5.19%	Record

A-1

SEI INSTITUTIONAL INVESTMENTS TRUST PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

PROXY CARD

SEI INSTITUTIONAL INVESTMENTS TRUST

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the online instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M82323-S28774	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

SEI INSTITUTIONAL INVESTMENTS TRUST
LONG DURATION BOND FUND (the “Fund”)

				For	Against	Abstain

Proposal 1: To approve a change in the Fund’s investment goal from “Return characteristics similar to those of high quality corporate bonds, with a duration range of between nine and fourteen years” to “Return characteristics similar to those of high quality bonds.”

Proposal 2: To approve reclassification of the Fund’s investment goal from “fundamental” to “non-fundamental.”

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposals listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

B-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M82324-S28774

SEI INSTITUTIONAL INVESTMENTS TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – APRIL 9, 2015

Long Duration Fund (the “Fund”)

The undersigned shareholder of the Long Duration Fund of the SEI Institutional Investments Trust, hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq. and David F. McCann, Esq., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of SIIT standing in the name of the undersigned at the close of business on February 9, 2015, at a Special Meeting of Shareholders to be held at the offices of SEI Investements Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on April 9, 2015, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal(s), this proxy will be voted “FOR” such Proposal(s). As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

B-2